UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 29, 2016

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 29, 2016, Peapack-Gladstone Financial Corporation (the “Company”) and Peapack-Gladstone Bank (the “Bank”), the Company’s wholly owned banking subsidiary, filed an amended FR Y-9C for the period ended September 30, 2015 (the “Amended Financial Statements”) and amended call report FFIEC 041 for the period ended September 30, 2015 (the “Amended Call Report”) with the Federal Reserve Bank.

The Amended Financial Statements and the Amended Call Report amended three of the Company’s and the Bank’s regulatory risk based capital ratios.  The table below shows the capital ratios of the Company and the Bank filed with the original Consolidated Financial Statements for Holding Companies and the original call report and the amended capital ratios filed with the Amended Financial Statements and the Amended Call Report.

The Company’s capital amounts and ratios are presented as follows:

	Original		As Amended
(In thousands)	Amount	Ratio	Amount	Ratio
As of September 30, 2015:
Total capital (to risk-weighted assets)	$288,944	13.59%	$288,944	11.30%

Tier I capital (to risk-weighted assets)	264,570	12.44	264,570	10.35

Common equity tier I (to risk-weighted assets)	264,570	12.44	264,570	10.35

Tier I capital (to average assets)	264,570	8.10	264,570	8.10

The Bank’s capital amounts and ratios are presented as follows:

					To Be Well
					Capitalized Under
					Prompt Corrective
	Original		As Amended		Action Provisions
(In thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of September 30, 2015:
Total capital (to risk-weighted assets)	$286,570	13.48%	$286,570	11.21%	$255,650	10.00%

Tier I capital (to risk-weighted assets)	262,196	12.33	262,196	10.26	204,520	8.00

Common equity tier I (to risk-weighted assets)	262,196	12.33	262,196	10.26	166,172	6.50

Tier I capital (to average assets)	262,196	8.02	262,196	8.02	163,383	5.00

The reason for the amendment is to correct an error in the Company’s and the Bank’s calculation of risk-weighting of certain of the Bank’s multifamily loans.  It was determined by management of the Bank that the Bank was not compliant with the clarified regulatory guidance, under Basel III, relating to the risk-weighting of multifamily loans for call report purposes.  As a result, certain of the Bank’s loans were risk-weighted at a 50% level when they should have been risk-weighted at the 100% level.  The correction of this error affected certain of the Bank’s capital ratios as set forth above.  All of the Bank’s capital ratios remain above the levels required to be considered “well-capitalized.”

None of the other financial data in the original Consolidated Financial Statements for Holding Companies and the original call report for the period ended September 30, 2015 has been amended.  The Company is reviewing the impact of the Amended Financial Statements and the Amended Call Report on its internal controls over financial reporting as well as its disclosure controls and procedures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: January 29, 2016	By:	/s/Jeffrey J. Carfora
	Name:	Jeffrey J. Carfora
	Title:	Senior Executive Vice President and Chief Financial Officer